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                              LTC HEALTHCARE, INC.

                                  EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

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
LTC HEALTHCARE, INC., A NEVADA CORPORATION (F/K/A LTC EQUITY HOLDING CO.)
         Centers for Long Term Care, Inc., a Nevada corporation
                  Centers for Long Term Care Ancillary Services, Inc., a Nevada corporation
                  Centers for Long Term Care of Florida, Inc., a Nevada corporation (f/k/a LTC Senior Care, Inc.)
                           Centers for Long Term Care of Crawfordville, Inc., a Nevada corporation
                           LTC Healthcare of New Port Richey, Inc., a Nevada corporation
                           Centers for Long Term Care of Venice, Inc., a Nevada corporation
                  Centers for Long Term Care of Georgia, Inc., a Nevada corporation
                           Centers for Long Term Care of Fort Valley, Inc., a Nevada corporation
                           Centers for Long Term Care of Jessup, Inc., a Nevada corporation
                           Centers for Long Term Care of Jonesboro, Inc., a Nevada corporation
                           Centers for Long Term Care of Roberta, Inc., a Nevada corporation
                  Centers for Long Term Care of Iowa, Inc., a Nevada corporation
                  Centers for Long Term Care of Illinois, Inc., a Delaware corporation
                  Centers for Long Term Care of Kansas, Inc., a Nevada corporation
                           Centers for Long Term Care of Bonner Springs, Inc., a Nevada corporation
                           Centers for Long Term Care of Coffeyville, Inc. , a Nevada corporation
                           Centers for Long Term Care of Gardner, Inc., a Nevada corporation
                           Centers for Long Term Care of Olathe, Inc., a Nevada corporation
                           Centers for Long Term Care of Salina, Inc., a Nevada corporation
                  Centers for Long Term Care of North Carolina, Inc., a Nevada corporation
                           Centers for Long Term Care of Fayetteville, Inc., a Nevada corporation
                  Centers for Long Term Care of Tennessee, Inc., a Nevada corporation
                           Centers for Long Term Care of Tiptonville, Inc., a Nevada corporation
                  Centers for Long Term Care of Texas, Inc., a Nevada corporation
                           Centers for Long Term Care of Richland Hills, Inc., a Nevada corporation
                  Centers for Long Term Care of Virginia, Inc., a Nevada corporation
                           Centers for Long Term Care of Richmond, Inc., a Nevada corporation
                           Centers for Long Term Care of Tappahannock, Inc., a Nevada corporation

         GENERATIONS MANAGEMENT SERVICES, INC., A TEXAS CORPORATION

         LTC GP VI, INC., A DELAWARE CORPORATION

         LTC HEALTHCARE OF RED HILLS, INC., A DELAWARE CORPORATION (F/K/A LTC-SUMNER HILLS, INC.)

         LTC-NEW MEXICO, INC., A NEVADA CORPORATION (STOCK ORIGINALLY ISSUED TO LTC PROPERTIES)

         LTC-OHIO, INC., A DELAWARE CORPORATION
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